Exhibit 10.1.74
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     GUARANTOR JOINDER (this “Joinder”) dated as of August 19, 2011 to the Second Amended and Restated Credit Agreement dated as of August 9, 2011 (as amended, supplemented or otherwise modified from time to time, the “Second Amended and Restated Credit Agreement”), among REYNOLDS GROUP HOLDINGS INC., a Delaware corporation, REYNOLDS CONSUMER PRODUCTS HOLDINGS INC., a Delaware corporation, PACTIV CORPORATION, a Delaware corporation, CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a Delaware corporation, SIG EURO HOLDING AG & CO KGAA, a German partnership limited by shares, SIG AUSTRIA HOLDING GMBH, an Austrian limited liability company (Gesellschaft mit beschränkter Haftung), CLOSURE SYSTEMS INTERNATIONAL BV, a private company with limited liability (besloten vennootschapm met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands, REYNOLDS GROUP HOLDINGS LIMITED, a New Zealand limited liability company, the Guarantors, the Lenders and CREDIT SUISSE AG, as administrative agent.
          A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Second Amended and Restated Credit Agreement.
          B. The Guarantors have entered into the Second Amended and Restated Credit Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 5.12 of the Second Amended and Restated Credit

Agreement provides that additional Subsidiaries may become Guarantors under the Second Amended and Restated Credit Agreement by execution and delivery of an instrument substantially in the form of this Joinder. The undersigned Subsidiary (the “New Guarantor”) is executing this Joinder in accordance with the requirements of the Second Amended and Restated Credit Agreement to become a Guarantor under the Second Amended and Restated Credit Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.
          Accordingly, the Administrative Agent and the New Guarantor agree as follows:
          SECTION 1. In accordance with Section 5.12 of the Second Amended and Restated Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Second Amended and Restated Credit Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (i) agrees to all the terms and provisions of the Second Amended and Restated Credit Agreement applicable to it as a Guarantor thereunder and (ii) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date. Each reference to a “Guarantor” in the Second Amended and Restated Credit Agreement shall be deemed to include the New Guarantor. The Second Amended and Restated Credit Agreement is hereby incorporated herein by reference.
          SECTION 2. The New Guarantor hereby agrees to (i) be bound by and become a party to the First Lien Intercreditor Agreement, as amended, supplemented or otherwise modified from time to time, as if originally named a Guarantor therein and (ii) execute and deliver accession deeds to the Existing Intercreditor Agreement in form and substance reasonably satisfactory to the Security Trustee (as defined in the Existing Intercreditor Agreement) thereunder.
          SECTION 3. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 4. The New Guarantor is a company duly organized under the law of Delaware.
          SECTION 5. The New Guarantor confirms that no Default has occurred or would occur as a result of the New Guarantor becoming a Guarantor under the Second Amended and Restated Credit Agreement.
          SECTION 6. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This

Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Joinder.
          SECTION 7. Except as expressly supplemented hereby, the Second Amended and Restated Credit Agreement shall remain in full force and effect.
          SECTION 8. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 9. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Second Amended and Restated Credit Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 10. All communications and notices hereunder shall (except as otherwise expressly permitted by the Second Amended and Restated Credit Agreement) be in writing and given as provided in Section 9.01 of the Second Amended and Restated Credit Agreement. All communications and notices hereunder to the New Guarantor shall be given to it in care of Holdings as provided in Section 9.01 of the Second Amended and Restated Credit Agreement.
          SECTION 11. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the fees, other charges and disbursements of counsel for the Administrative Agent.

          IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Joinder as of the day and year first above written.

BUCEPHALAS ACQUISTION CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent
by	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

by	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate